UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant o
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

SENTINEL VARIABLE PRODUCTS TRUST

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment Of Filing Fee (Check the appropriate box):
☒ No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

SENTINEL VARIABLE PRODUCTS TRUST Sentinel Variable Products Common Stock Fund Sentinel Variable Products Mid Cap Growth Fund Sentinel Variable Products Small Company Fund

One National Life Drive Montpelier, VT 05604

October 7, 2008 Dear Shareholder:

A Special Meeting of Shareholders of Sentinel Variable Products Common Stock Fund, Sentinel Variable Products
Mid Cap Growth Fund and Sentinel Variable Products Small Company Fund (each a “Fund,” and collectively the
“Funds”) of Sentinel Variable Products Trust (“Trust”), through ownership of a variable life insurance or annuity policy, will be held at One National Life Drive, Montpelier, VT 05604 on November 18, 2008 at 10:00 a.m., Eastern
Time (“Meeting”). The enclosed Notice of Special Meeting and proxy statement describe important proposals affecting the Funds in which you are invested (“Proposals”). The Proposals relate to the approval of an amendment to the Funds’ advisory agreement, which will have the effect of increasing the investment advisory fees paid by the
Funds. Please review and consider the Proposals applicable to the Funds in which you have investments carefully.

The Board of Trustees has reviewed and approved these Proposals and believes them to be in the best interests of each Fund and its shareholders. Accordingly, the Board recommends that you vote in favor of each Proposal.

If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy ballot and return it promptly in the envelope provided for this purpose so that your vote, based on the shares you own through your interest in a variable life insurance or annuity policy, will be represented. In the event you later decide to attend the Meeting, you may revoke your proxy at that time and vote your shares in person. The enclosed proxy is being solicited on behalf of the Board of Trustees of the
Trust.

Please read this information carefully and call us at (800)732-8939 if you have any questions. Your vote is important to us, no matter how many shares you own.

Sincerely,

FREQUENTLY ASKED QUESTIONS

Q. On what am I being asked to vote at the upcoming special shareholder meeting on November 18, 2008
(“Meeting”)?

A. Shareholders of each of Sentinel Variable Products Common Stock Fund (“Common Stock Fund”), Sentinel
Variable Products Mid Cap Growth Fund (“Mid Cap Growth Fund”) and Sentinel Variable Products Small
Company Fund (“Small Company Fund”) (each a “Fund,” and collectively the “Funds”) are being asked to approve an amendment to the investment advisory agreement (the “Advisory Agreement’) between Sentinel
Variable Products Trust and Sentinel Asset Management, Inc., under which advisory fees paid by the Trust, on behalf of each Fund, to Sentinel Asset Management, Inc. will increase.

Q. Has the Board approved these Proposals?

A. The Board has approved each Proposal and recommends that you vote “FOR” the applicable Proposals.

Q. What is changing in the Advisory Agreement?

A. Under the proposed amendment, each of the Funds would be subject to a new advisory fee schedule, under which the highest fee rate would not change, but breakpoints would apply in smaller steps and would not come into effect until the Fund’s assets were significantly greater. All other provisions of the Advisory Agreement are unaffected by the proposed amendment.

Q. How will expenses be affected?

A. Pro forma total annual expenses reflect an increase for each of the Funds.

Q. Why are the Funds proposing to amend the advisory fee schedule, which will result in an increase in advisory fees?

A. The Adviser has made significant investments in the advisory infrastructure, including increases in compensation for portfolio management personnel, the implementation of deferred compensation plans to foster retention of key employees and the hiring of additional analysts, portfolio managers and other investment management personnel. The Board considered a number of factors, including Fund performance and the fact that even after giving effect to the proposed changes in the advisory fee rate schedule, each of the Funds would have an advisory fee rate ranking among the lowest in the group of peer funds selected by Morningstar Associates LLC
(“Morningstar”), an independent service that ranks mutual funds and variable insurance products, and that each
Fund would continue to have net expenses that are less than the peer group medians. The Board concluded that the advisory fee rate schedule proposed for each Fund is reasonable in relation to the services to be provided and the amendment is in the best interests of each Fund and its shareholders.

Q. What happens if shareholders of a Fund do not approve the Proposal to amend the Advisory Agreement?

A. The amendment to the Advisory Agreement will only be effective with respect to a Fund whose shareholders approve the Proposal to amend the Advisory Agreement. If the shareholders of one or more Funds, voting separately as a Fund, do not approve the Proposal to amend the Advisory Agreement, any such Fund will continue to be subject to its current advisory fee schedule.

Q. I don’t own very many shares. Why should I bother to vote?

A. Your vote makes a difference. The Funds’ interests are best served if as many as possible of the outstanding shares are represented at the meeting.

Q. Who is entitled to vote?

A. Any person who owned shares of any of the Funds, through ownership of a variable life insurance or annuity policy, on the record date, which was the close of business on the New York Stock Exchange on September 2,
2008, is entitled to vote on the Proposals relating to the Fund or Funds owned - even if that person later sells the shares. You may cast one vote per dollar of net asset value held on the record date.

Q. How can I vote?

A. Please refer to the enclosed proxy card for information on authorizing a proxy and submitting voting instructions by telephone, Internet or mail. You may also vote by attending and submitting a ballot at the
Meeting.

Q. Whom do I contact for further information?

A. You can contact your financial adviser for further information. You may also call Computershare Fund
Services, our proxy solicitor, at 1-866-235-4258 or visit our website at www.sentinelinvestments.com where you can send us an email message by selecting “Contact Us.”

Sentinel Variable Products Trust (“Trust”)
A Delaware Trust

Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
(each a "Fund" and collectively, the "Funds")

One National Life Drive
Montpelier, VT 05604
__________________________

Notice of Special Meeting of Shareholders to be held on November 18, 2008

A Special Meeting of Shareholders of the Trust will be held at One National Life Drive, Montpelier, VT 05604 on
November 18, 2008 at 10:00 a.m., Eastern Time ("Meeting"). At the Meeting, shareholders will be asked to consider and vote upon the Proposals set forth below, as more fully described in the attached proxy statement, and to transact such other business as may be properly brought before the Meeting:

PROPOSAL 1: To approve an amendment to the investment advisory agreement between Sentinel Variable
Products Trust and Sentinel Asset Management, Inc. dated as of November 1, 2000, as amended
(“Advisory Agreement”).

PROPOSAL 2: To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Your Trustees recommend that you vote FOR each of proposals 1 and 2.

All shareholders of the Funds, through ownership of a variable life insurance or annuity policy, as of
September 2, 2008, are entitled to vote at the Meeting and at any adjournments or postponements thereof.

It is very important that your voting instructions be received prior to the Meeting date. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy ballot and return it promptly in the envelope provided for this purpose so that your vote, based on the shares you own through your interest in a variable life insurance or annuity policy, will be represented. In the event you later decide to attend the Meeting, you may revoke your proxy at that time and vote your shares in person.
You have been provided with the opportunity on your proxy ballot to provide voting instructions via telephone or the Internet. Please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

If by reason of having more than one account you receive more than one proxy card, please sign and return each card.

Your Vote Is Important.
Please Authorize Your Proxy By Telephone Or Internet Or
Complete, Sign, Date And Return Your Proxy Card.

--------------------------------------------------------------------------------

As a shareholder of the Funds you are asked to attend the meeting either in person or by proxy. We urge you to vote by proxy. Your prompt authorization of a proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Authorizing a proxy will not prevent you from voting your shares in person at the meeting. You may revoke your proxy before it is exercised by submitting to the assistant secretary of sentinel variable products trust a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person. A prior proxy can also be revoked by authorizing a subsequent proxy by telephone or through the internet.

--------------------------------------------------------------------------------

By Order of the Board of Trustees,

Lindsay E. Staples
Assistant Secretary

Montpelier, Vermont
October 7, 2008

Sentinel Variable Products Trust (“Trust”)
A Delaware Trust

Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
(each a "Fund" and collectively, the "Funds")

One National Life Drive
__________________________

PROXY STATEMENT
__________________________

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
November 18, 2008

It is expected that the Notice of Special Meeting, this proxy statement and a proxy card will be mailed to shareholders on or about October 7, 2008.

This proxy statement is furnished by the Board of Trustees (“Board”) of Sentinel Variable Products Trust, a
Delaware Trust (“Trust”), in connection with the solicitation of proxies for use at the Special Meeting of
Shareholders of the Sentinel Variable Products Common Stock Fund (“Common Stock Fund”), Sentinel Variable
Products Mid Cap Growth Fund (“Mid Cap Growth Fund”) and Sentinel Variable Products Small Company Fund
(Small Company Fund”), each a series of the Trust (“Meeting”) to be held on Monday, November 18, 2008 at 10:00
a.m., Eastern Time, or at any adjournment or postponement of the Meeting, at One National Life Drive, Montpelier,
VT 05604. The Trust is registered as an open-end management investment company, under the Investment
Company Act of 1940 (“1940 Act”) and its shares are registered under the Securities Act of 1933.

The purpose of the Special Meeting is to consider the following matters:

PROPOSAL 1: To approve an amendment to the investment advisory agreement between Sentinel Variable
Products Trust and Sentinel Asset Management, Inc. (the “Advisor”) dated as of November 1,
2000, as amended (“Advisory Agreement”).

PROPOSAL 2: To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Whether you expect to be personally present at the Meeting or not, we encourage you to authorize a vote by proxy.
You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope, you may call the telephone number listed on your proxy card or you may visit the web site listed on your proxy card. By authorizing a vote by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted “FOR” the applicable Proposals, and in accordance with the discretion of the persons named as proxies on the enclosed proxy card on such other matters that properly may come before the Meeting.

Any shareholder authorizing a proxy may revoke it before it is exercised at the Meeting by submitting to the
Secretary of Sentinel Variable Products Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked by submitting a subsequent proxy authorization through the web site or telephone number listed on your proxy card. If not so revoked, the shares represented by the proxy will be voted at the Meeting and at any adjournments or postponements of the Meeting.
Attendance by a shareholder at the Meeting does not in itself revoke a proxy.

The solicitation of proxies will be largely by mail, but may include telephone, facsimile, telegraph, Internet or oral communication by certain officers and employees of Sentinel Asset Management, Inc. (“Advisor”) or an affiliate,

who will not be paid for these services. The expenses of the Meeting are estimated to be $15,634.59. The Advisor and/or its affiliates have agreed to pay all of this cost.

Upon request, each Fund will furnish to its shareholders, without charge, a copy of its most recent Annual Report and Semi-Annual Report. Requests should be directed to the Trust at One National Life Drive, Montpelier, VT
05604 or by calling toll-free at (800)732-8939.

RECORD DATE AND SHARES OUTSTANDING

The close of business on the New York Stock Exchange (“NYSE”) on September 2, 2008 has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement of the Meeting. All shareholders of the Funds, through ownership of a variable life insurance or annuity policy as of the Record Date, are entitled to be present and to vote in person or by proxy at the Meeting. Holders of shares of the Funds are entitled to one vote per dollar of net asset value held as of the Record Date. On the Record Date, each Fund had the following shares outstanding:

		Number of Votes
		attributable to the
	Shares	Fund/ Total Net Asset	Net Asset Value Per
Fund	Outstanding	Value of the Fund ($)	Share
Sentinel Variable Products Common	12,931,670.387	172,767,116.37	13.36
Stock Fund
Sentinel Variable Products Mid Cap	2,107,340.911	23,222,896.84	11.02
Growth Fund

Sentinel Variable Products Small	5,136,847.784	69,707,024.43	13.57
Company Fund

QUORUM REQUIRED TO HOLD MEETING

All shareholders of the Funds, through ownership of a variable life insurance or annuity policy as of the Record
Date, are entitled to one vote per dollar of net asset value held as of the Record Date. Thirty percent of all votes entitled to be cast for each Proposal, present in person or by proxy, constitutes a quorum for purposes of each
Proposal. Each Fund will vote separately on the approval of Proposal 1 regarding amending the investment advisory agreement; therefore, thirty percent of each Fund’s votes entitled to be cast for Proposal 1, present in person or by proxy, constitutes a quorum with respect to such Fund for purposes of Proposal 1. In determining the presence of a quorum, abstentions will be treated as shares that are present, but which have not been voted.

PROPOSAL 1: TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT
BETWEEN SENTINEL VARIABLE PRODUCTS TRUST AND SENTINEL ASSET MANAGEMENT, INC.
(THE “ADVISOR”) DATED AS OF NOVEMBER 1, 2000, AS AMENDED (THE “ADVISORY
AGREEMENT”).

The following is general information that is relevant to Proposal 1, which is applicable to each of the Common
Stock Fund, Mid Cap Growth Fund and Small Company Fund. In addition, a form of the proposed amendment is included in Exhibit A to this proxy statement. Please consider this information when voting on this Proposal.

The Advisor
The Advisor provides general supervision of the Funds’ investments and, with its affiliates, certain administrative and related services. The Advisor is headquartered at One National Life Drive, Montpelier, VT 05604. Mr.
Christian Thwaites is the President and Chief Executive Officer of the Advisor. The Advisor is a wholly owned subsidiary of NLV Financial Corporation, which is a wholly owned subsidiary of National Life Holding Company.
The Advisor is located at One National Life Drive, Montpelier, VT 05604, as is NLV Financial Corporation and
National Life Holding Company. The other directors of the Advisor are Thomas H. MacLeay, who is Chairman,
President and Chief Executive Officer of the National Life Holding Company and National Life Insurance
Company, as well as Chairman of the Trust, and Michele S. Gatto, Executive Vice President of NLV Financial
Corporation.

1

Officers of the Trust
All of the officers of the Trust are also officers, employees, and/or directors of the Advisor or one or more of its affiliates. These officers are Mr. Thwaites, President and Chief Executive Officer of the Trust, Thomas P. Malone,
Vice President and Treasurer of the Trust and a vice president of Sentinel Administrative Services, Inc. (“SASI”),
John K. Landy, Vice President of the Trust and a Senior Vice President of SASI, Scott G. Wheeler, Assistant Vice
President and Assistant Treasurer of the Trust and a Vice President of SASI, Lindsay E. Staples, Assistant Secretary
of the Trust and Securities Paralegal of National Life Insurance Company, and D. Russell Morgan, Chief
Compliance Officer of the Trust and Chief Compliance Officer of the Advisor and the National Life Insurance
Company variable products separate accounts.

The Current Advisory Agreement
The current Advisory Agreement for the Common Stock, Mid Cap Growth and Small Company Funds was initially approved by the Trust’s sole shareholder on November 1, 2000, and was most recently approved by the Board on
August 15, 2008. The Advisory Agreement has not been submitted for a vote of shareholders since its initial approval. The Advisory Agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval. A vote of a majority of the outstanding voting securities in the context of approval of an investment advisory agreement means the affirmative vote of the lesser of (1) 67%
of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund’s outstanding voting securities on not more than 60 days’
written notice to the Advisor and by the Advisor on 60 days’ written notice to the Fund. Under the Advisory
Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Advisor, the Advisor is not liable to the Funds or its shareholders for any act or omission in the course of, or in connection with, rendering services under the Advisory
Agreement or for any losses that may be sustained in the purchase, holdings or sale of any security.

The Proposed Amendment to the Advisory Agreement
Under the current Advisory Agreement, the Trust, with respect to each of the Common Stock, Mid Cap Growth and
Small Company Funds, pays a fee to the Advisor of 0.50% per annum on the first $20 million of average daily net assets of each such Fund; 0.40% per annum on the next $20 million of such assets; and 0.30% per annum on such assets in excess of $40 million.

Under the proposed amendment, the Trust, with respect to each of the Common Stock, Mid Cap Growth and Small
Company Funds, would pay fees pursuant to a new advisory fee schedule as follows: 0.50% per annum on the first
$200 million of each such Fund’s average daily net assets; 0.45% per annum on the next $300 million of such assets;
and 0.40% of such assets over $500 million. All other provisions of the Advisory Agreement are unaffected by the proposed amendment and will remain in effect without change.

The proposed amendment is expected to become effective the first business day after shareholder approval and would continue in effect unless and until the Advisory Agreement is terminated or amended. The Advisory
Agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice. The Advisory Agreement will continue in force from year to year, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

The table below shows the aggregate amount of advisory fees paid by each Fund for the fiscal year ended December
31, 2007, the pro forma advisory fees for the same period, after giving effect to the proposed amendment to the
Advisory Agreement, and the difference as a percentage of the 2007 actual advisory fees:

	2007 Actual	2007 Pro Forma	Difference as a Percentage of
Fund	Advisory Fees	Advisory Fees	the 2007 Actual Fees
Common Stock	$321,387	$435,644	35.6%

2

Mid Cap Growth	122,662	128,327	4.6%
Small Company	249,659	316,099	26.6%

Because the proposed amendment in the case of each Fund would cause the breakpoints in the advisory fee schedules to come into effect only at significantly higher asset levels, the amount of the increases in advisory fees would be considerably greater if the asset levels of the Funds at some point in the future were significantly higher than they are currently, or were during 2007.

Board Consideration and Approval of the Proposed Amendment
The Advisor first discussed the proposed amendment to the Advisory Agreement with the Board at the regular meeting held on May 16, 2008. At that time, the Board requested detailed information with respect to the proposal and determined to hold a special meeting, which was held on July 25, 2008, at which it reviewed and evaluated such information and considered its responsibilities. The Board, including all of the Independent Trustees, met again on
August 15, 2008 to further consider the proposal. During these meetings, the Advisor reviewed the significant investments which had been made in recent years in the advisory infrastructure, including increases in compensation for portfolio management personnel, the implementation of deferred compensation plans to foster retention of key employees and the hiring of additional analysts, portfolio managers and other investment management personnel.
The Advisor also reviewed its profitability and the effects of the increased expenditures. On August 15, 2008, all of the Trustees, including a separate vote of the Independent Trustees, unanimously approved the proposed amendment, subject to any required shareholder approval.

The Board’s approval was based on its consideration, at those meetings and throughout the preceding year, of the advisory-related services provided by the Advisor and its affiliates, and the personnel who provide these services. In reaching its determinations, the Board considered all factors they believed relevant, including the performance of each Fund as compared to that of similar mutual funds used in variable life insurance and annuity products not managed by the Advisor, with data and independent analysis provided by Morningstar Associates LLC; the nature, extent and quality of services rendered by the Advisor and its affiliates; revenue received by the Advisor from the
Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to the Funds; pro forma Fund advisory fees; and expenses as compared to those of similar mutual funds used in variable life insurance and annuity products not managed by the Advisor, again with data and independent analysis provided by
Morningstar; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the Advisor’s policies and practices regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect benefits that the Advisor and its affiliates may receive from their relationships to the Funds;
information about fees charged by the Advisor to its other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager and other senior personnel of the Advisor; the compliance record of the Advisor and affiliates under applicable laws and under the Advisor’s internal compliance program; and the terms of the Advisory Agreement and the proposed amendment.

The Board also considered whether there were any ancillary benefits that may accrue to the Advisor as a result of the Advisor’s relationship with the Funds. The Board concluded that the Advisor may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that the Advisor was required to select brokers who met the Funds’ requirements for seeking best execution, and that the Chief
Compliance Officer of the Funds monitors and evaluates the Advisor’s trade execution with respect to Fund brokerage transactions on a quarterly basis and provides reports to the Board on these matters. The Board concluded that the benefits accruing to the Advisor by virtue of its relationship with the Funds were reasonable.

Advisor Personnel and Investment Process. Each quarter, the Trustees discuss with senior management of the
Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team. At their August 15, 2008 meeting, the Board noted that the lead portfolio manager of the Small Company Fund, Charles C. Schwartz, was well qualified, with 17 years of investment industry experience and 12 years experience with the Advisor and its affiliates. The Board also noted that the co-manager of the Small Company Fund, Betsy Pecor, had 11 years of investment industry experience. The Board also noted that Daniel J. Manion had been lead portfolio manager of the
Common Stock Fund for four years, and was co-manager prior to that. They noted that Mr. Manion had 21 years experience as an investment professional. The Board further noted that Paul Kandel had joined the Advisor in 2006

3

as portfolio manager of the Mid Cap Growth Fund, having previously been a portfolio manager for the Dreyfus
Corporation, and has 20 years of investment experience.

Throughout the year, the Board requested and received information that included sales and redemption data for each
Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. In preparation for their August meeting, the Board requested and evaluated materials from the Advisor and its affiliates that included performance and expense information (including advisory fees) for other similar mutual funds used in variable life insurance and annuity products provided by Morningstar Associates LLC, an independent third party provider. Prior to voting, the Board reviewed the proposed amendment with management and fund counsel, who is independent of the Advisor, and received a memorandum from such counsel discussing the legal standards for their consideration of advisory agreements.

Fund Performance. The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness. At the August meeting, they considered the Funds’ 1-, 3- and 5-years net returns for the period ended March 31, 2008, as compared to peer group and category net return information provided by
Morningstar Associates LLC and also reviewed each Fund’s most recent quarterly performance. The Board noted
that the Common Stock Fund ranked in the top 10% of its Morningstar peers and categories with respect to each of its 1-, 3- and 5-years net returns. The Board noted that the Small Company Fund ranked in the top 20% of its
Morningstar peers and categories with respect to each of 1-, and 3- year net returns, except that it ranked in the 27th percentile of its peer group for 5-year net returns. The Mid Cap Growth Fund showed comparatively less attractive performance results, but its results demonstrated significant improvement since Mr. Kandel became the portfolio manager, with a 1-year ranking against its category in the 35th percentile, as compared with rankings in the 64th percentile for the 3-year period and 53rd percentile for the 5-year period. The Board also considered the increases in the staff of each of the teams managing the Funds in recent years, as well as other investments in the investment infrastructure made by the Advisor. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the proposed amendment to the Advisory Agreement, that the performance of the Funds supported the approval of the amendment.

Advisory Fees and Expenses. The Board reviewed each Fund’s 2007 annual pro forma expense ratio (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board noted that, under the amendment, each of the Funds would have an advisory fee subject to a breakpoint schedule. It further noted that the
Common Stock Fund’s pro forma advisory fee rate, taking into account the proposed changes, would still rank 3rd lowest of 18 peer funds selected by Morningstar, the Mid Cap Growth Fund’s pro forma advisory fee rate, taking into account the proposed changes, would still rank the lowest of 14 peer funds selected by Morningstar, and the
Small Company Fund’s pro forma advisory fee rate, taking into account the proposed changes, would move from being the lowest to being tied for lowest of 17 peer funds selected by Morningstar. The Board also noted that each
Fund would continue to have net expenses of less than the peer group medians under both the current and the proposed advisory fees, and that rankings in term of net expenses of the Mid Cap Growth and Small Company
Funds would not be changed from their current rankings (which are the lowest of 17 peers for the Small Company
Fund and the 3rd lowest of 14 peers for the Mid Cap Growth Fund) as a result of the proposed changes in advisory fee schedules. The Board noted that the proposed changes would move the Common Stock Fund from the 3rd lowest of 18 peers in terms of net expenses to the 6th lowest of 18 peers. After reviewing these and related factors, the
Board concluded, within the context of their overall conclusions regarding the proposed amendment to the Advisory
Agreement, that the advisory fees and expenses of the applicable Funds supported the approval of the amendment.

Profitability. The Board reviewed information prepared by the Advisor, regarding the profitability to the Advisor of its advisory relationship with each Fund as well as the overall profitability to the Advisor and its affiliates. The
Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis. The Board reviewed the profitability of the Advisor and its affiliates in providing services to the Funds for the 12 months ended June 30, 2008 as compared to the profitability of fourteen publicly held investment management companies. The Board noted that the profitability of the Advisor and its affiliates was significantly less than industry norms based on financial results published by publicly-traded investment advisers.

Economies of Scale. The Board considered whether there had been economies of scale with respect to the management of the Funds, and whether the Funds had appropriately benefited from any available economies of scale. The Board noted that each of the proposed amendment included an advisory fee breakpoint schedule. They

4

also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the amendment to the Advisory Agreement, that the extent to which economies of scale were shared with the Funds supported the amendment.

Conclusion. The Board considered the Advisor to be an experienced asset management firm and considered the overall quality of services provided by the Advisor to be excellent. It believed that the Advisor is financially sound and well managed. After several meetings of the Board, including deliberations by the Independent Trustees without the presence of employees of the Advisor or its affiliates, all of the Trustees, including all of the Independent
Trustees, approved the amendment to the Advisory Agreement, subject to shareholder approval, concluding that the advisory fee set forth in the amendment was reasonable in relation to the services to be provided and that the amendment is in the best interests of each Fund and its shareholders.

Advisory Fees for Funds with a Similar Investment Objective
The Advisor manages the series of Sentinel Group Funds, Inc. (“Sentinel Group Funds”), a mutual fund complex whose shares are offered directly to the public.

Current advisory fee rates for the Sentinel Group Funds with a similar investment objective are significantly higher than both the current and proposed advisory fee rates for the Funds. They are as follows:

Fund	Fee Applicable to each Fund
Sentinel Common Stock Fund;	·	0.70% per annum on the first $500 million of average daily
Sentinel Mid Cap Growth Fund; and		net assets of each such Fund;
Sentinel Small Company Fund (each a	·	0.65% per annum on the next $300 million of such assets of
series of Sentinel Group Funds)		each such Fund; 0.60% per annum on the next $200 million of
such assets of each such Fund;
	·	0.50% per annum on the next $1 billion of such assets of each such Fund; and
	·	0.40% per annum on such assets of each such Fund in excess
of $2 billion

The Advisor has not waived, reduced, or otherwise agreed to reduce its compensation under the advisory contracts for any of the above Sentinel Group Funds.

As of June 30, 2008, the assets of the listed Sentinel Group Funds were as follows:

Fund	Net Assets
Common Stock Fund	$1,211,212,323
Mid Cap Growth Fund	153,690,787
Small Company Fund	1,421,108,230

Comparative Fee and Cost Information
The total annual expenses table below is intended to help you compare the Funds' fees for the most recent fiscal year ended with those that would have been paid had the proposed amendment to the Advisory Agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets.

				Total
	Management	12b-1		Annual
Fund/Class	Fee	Fee	Other Expenses	Expenses
Common Stock	0.37%	0.00%	0.29%	0.66%
Pro Forma – Common Stock	0.50%	0.00%	0.29%	0.79%

Mid Cap Growth	0.48%	0.00%	0.36%	0.84%
Pro Forma – Mid Cap Growth	0.50%	0.00%	0.36%	0.86%

5

				Total
	Management	12b-1		Annual
Fund/Class	Fee	Fee	Other Expenses	Expenses
Small Company	0.39%	0.00%	0.31%	0.70%
Pro Forma – Small Company	0.50%	0.00%	0.31%	0.81%

The following hypothetical cost examples are intended to help you compare the current cost of investing in a Fund for the Fund's most recently completed fiscal year end indicated below with the cost had the proposed amendment to the Advisory Agreement been in effect during the same period (pro forma). The example assumes you invest
$10,000 in a Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

Fund/Class	1 year	3 years	5 years	10 years
Common Stock	$67	$211	$368	$822
Pro Forma – Common Stock	81	252	439	978
Mid Cap Growth	86	268	466	1,037
Pro Forma – Mid Cap Growth	88	274	477	1,061
Small Company	72	224	390	871
Pro Forma – Small Company	83	259	450	1,002

Advisory Fees and Other Material Payments
The Advisor received $959,249 in advisory fees in the aggregate from the Trust for the year ended December 31,
2007. The Trust also paid Sentinel Administrative Services, Inc. Company (“SASI”) $263,318 for fund accounting, financial administration, transfer agency and shareholder services (collectively, “administration services”) for the year ended December 31, 2007. Sentinel Financial Services Company (“SFSC”) serves as principal underwriter for the Trust, at no charge to the Funds. The Trust did not pay any commissions to any broker affiliated with the
Advisor during 2007.

SASI and SFSC are expected to continue to provide administration and distribution services, respectively, whether or not the proposed amendment to the Advisory Agreement is approved.

Required Vote
For each of the Common Stock, Mid Cap Growth and Small Company Funds, approval of this Proposal requires the affirmative vote of the lesser of (1) 67% of Fund shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

As the legal owner of the shares of the Funds, National Life has the right to vote upon any matter that may be voted upon at the Meeting. National Life will vote Fund shares in accordance with the instructions of policyowners and will vote Fund shares held in each account for which policyowners do not send timely instructions in the same proportion as those shares in that account for which instructions are received. The effect of proportional voting is that if a large number of policyowners fail to give voting instructions, a small number of policyowners may determine the outcome of the vote.

The number of shares held in each account attributable to a policy for which the policyowner may provide voting instructions is calculated by dividing the policy’s value in that account by the net asset value per share of the corresponding Fund as of the record date for the Meeting. For each share of a Fund in which policyowners have no interest, including any shares held in National Life’s general account, National Life will cast votes, for or against any matter, in the same proportion as votes cast by policyowners providing voting instructions.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed amendment to the Advisory Agreement. Shareholders may vote "FOR"

6

or "AGAINST" the approval of the amendment, or may "ABSTAIN" from voting on this Proposal. If you return your signed proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed amendment to the Advisory Agreement and in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement of the Meeting. Abstentions are counted as shares that are present for purposes of determining quorum, but unvoted. Therefore, abstentions have the affect of a vote against the Proposal.

The Board recommends that you vote “FOR” the proposed amendment.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

If sufficient votes in favor of a Proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the affirmative vote of a majority of votes cast at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting without further notice to a date not more than 120 days after the Record Date for the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such reconvened session(s) of the Meeting at which a quorum is present.
By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meeting. Therefore, whether you instruct a vote for or against a Proposal or instruct the proxy to abstain from voting on a Proposal, those persons will be authorized and are expected to vote in favor of an adjournment if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting.

ADDITIONAL INFORMATION

SASI, an affiliate of the Advisor, serves as each Fund's administrator and transfer agent. SFSC, also an affiliate of the Advisor, serves as each Fund’s principal underwriter. The Advisor, SASI and SFSC are each principally located at One National Life Drive, Montpelier, VT 05604.

Share Ownership
To the knowledge of the management of the Trust, there are no persons who would be considered the only beneficial owners of more than 5% of the outstanding shares of the Trust or of any Fund.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of each Fund’s outstanding shares and of the Trust’s outstanding shares.

Shareholder Communications
Shareholders can write to the Trust or the Board at Sentinel Variable Products Trust, One National Life Drive,
Montpelier, VT 05604.

Shareholder Meetings
The Trust is not required by its Declaration of Trust to hold an annual meeting of shareholders. However, the Trust would be required to call special meetings of shareholders in accordance with the requirements of the Investment
Company Act to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of any of the Funds of the Trust.
The Trust is also required to hold a shareholder meeting to elect new Trustees at such time as less than two thirds of the Trustees holding office have been elected by shareholders. The Declaration of Trust of the Trust requires that a special meeting of shareholders be held upon the written request of shareholders entitled to cast at least ten percent
(10%) of all the votes entitled to be cast at such meeting, provided that (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at such meeting, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

7

Shareholder Proposals
Shareholders of the Trust wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Trustees’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Trust a reasonable period of time before the
Trustees’ solicitation relating to such meeting is made. Written proposals with regard to the Trust should be sent to the Secretary of the Trust, One National Life Drive, Montpelier, Vermont 05604.

By Order of the Board of Trustees,

Lindsay E. Staples
Assistant Secretary

Montpelier, VT
October 7, 2008

8

Exhibit A
Form of Amendment

The Investment Advisory Agreement by and between Sentinel Variable Products Trust and National Life
Investment Management Company, Inc., now known as Sentinel Asset Management, Inc., dated November
1, 2000 (“Agreement”) is hereby amended as of _____________, 2008 to delete Paragraph 3
“Compensation of Advisors” and replace it with the following:

“3. Compensation of Advisor

As compensation in full for services rendered under this Agreement, the Trust will pay to
Advisor a monthly fee determined as follows:

Fund	Fee
Common Stock	0.50% per annum on the first $200 million of the
Fund’s average daily net assets; 0.45% per annum
on the next $300 million of such assets; and 0.40%
of such assets over $500 million

Mid Cap Growth	0.50% per annum on the first $200 million of the
Fund’s average daily net assets; 0.45% per annum
on the next $300 million of such assets; and 0.40%
of such assets over $500 million

Small Company	0.50% per annum on the first $200 million of the
Fund’s average daily net assets; 0.45% per annum
on the next $300 million of such assets; and 0.40%
of such assets over $500 million

Money Market	0.25% of the Fund’s average daily net assets

The amounts payable to Advisor shall be based upon the value of the net assets as of the close of business each day, computed in accordance with the Declaration of Trust of the Trust and the then current registration statement of the Trust under the Securities Act of 1933 and the 1940 Act. Such amounts shall be paid monthly.”

The parties have executed this Amendment to the Agreement effective as of the date first set forth above.

SENTINEL VARIABLE PRODUCTS TRUST	SENTINEL ASSET	MANAGEMENT,
INC.

Signature	Signature

Name and Title	Name and Title

9